EXHIBIT (13)

                               Powers of Attorney


                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York(SM)
             Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.

                     Signed: /s/ JoAnn M. Martin
                              ---------------------
                                 JoAnn M. Martin
                                Director and Chair

                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York(SM)
             Variable Annuity and Variable Life Insurance Products

Kenneth L. VanCleave,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.

                     Signed: /s/ Kenneth L. VanCleave
                              -----------------------
                                 Kenneth L. VanCleave
                     Director, President & Chief Executive Officer

                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York(SM)
             Variable Annuity and Variable Life Insurance Products

John P. Carsten,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.

                     Signed: /s/ John P. Carsten
                              ---------------------
                                 John P. Carsten
                                     Director

                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York(SM)
             Variable Annuity and Variable Life Insurance Products

Robert K. Crandall,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.

                     Signed: /s/ Robert K. Crandall
                              ---------------------
                                 Robert K. Crandall
                                     Director

                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York(SM)
             Variable Annuity and Variable Life Insurance Products

Robert J. Lanik,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.

                     Signed: /s/ Robert J. Lanik
                              ---------------------
                                 Robert J. Lanik
                                     Director

                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York(SM)
             Variable Annuity and Variable Life Insurance Products

David J. Myers,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.

                     Signed: /s/ David J. Myers
                              ---------------------
                                 David J. Myers
                                     Director

                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York(SM)
             Variable Annuity and Variable Life Insurance Products

James E. Rembolt,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.

                     Signed: /s/ James E. Rembolt
                              ---------------------
                                 James E. Rembolt
                                     Director

                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York(SM)
             Variable Annuity and Variable Life Insurance Products

Karen M. Gustin,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.
                     Signed: /s/ Karen M. Gustin
                              ---------------------
                                 Karen M. Gustin
                                   Director and
 Senior Vice President, Group Marketing, National Accounts & Block Acquisition

                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York(SM)
             Variable Annuity and Variable Life Insurance Products

William W. Lester,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.

                     Signed: /s/ William W. Lester
                              ---------------------
                                 William W. Lester
             Director, Executive Vice President & Corporate Treasurer

                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York(SM)
             Variable Annuity and Variable Life Insurance Products

Timmy L. Stonehocker,
whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.

                     Signed: /s/ Timmy L. Stonehocker
                              -----------------------
                                 Timmy L. Stonehocker
                         Director and Executive Vice President

                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York SM
             Variable Annuity and Variable Life Insurance Products

Robert C. Barth,
whose signature appears below, constitutes and appoints Robert G. Lange and William W. Lester, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.

                    Signed:  /s/  Robert C. Barth
                                  ---------------
                                  Robert C. Barth
                Senior Vice President & Chief Financial Officer

                               Power of Attorney

                                With Respect To
                  Ameritas Life Insurance Corp. of New York(SM)
             Variable Annuity and Variable Life Insurance Products

Robert G. Lange,
whose signature appears below, constitutes and appoints Robert C. Barth and William W. Lester, and any such person(s) as Robert C. Barth may designate in writing directed to the President of Ameritas Life Insurance Corp. of New York
(SM), and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. of New York(SM) variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
Ameritas Life of NY Separate Account VA - SEC File 811-09977
     Overture Accent!.....................................SEC File No. 333-39244
     Overture Acclaim!....................................SEC File No. 333-39240
     Overture Annuity III-P...............................SEC File No. 333-39246
Ameritas Life of NY Separate Account VUL - SEC File 811-09979
     Overture Encore! II..................................SEC File No. 333-39110

This Power of Attorney is effective March 20, 2012, and remains in effect until revoked or revised.

                     Signed: /s/ Robert G. Lange
                              ---------------------
                                 Robert G. Lange
              Director, Vice President, General Counsel & Secretary